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Galileo International                                  [LOGO OF GALILEO
9700 West Higgins Road,                                INTERNATIONAL]
Suite 400
Rosemont, Illinois 60018
Telephone (847) 518-4000
Facsimile (847) 518-4917

NEWS RELEASE

FOR FURTHER INFORMATION:                               Tammy Bobbitt
                                                       Investor Relations
                                                       +1 847 518 4771

                                                       Andrea Steffy
                                                       Corporate Relations
                                                       +1 847 518 4973


             GALILEO INTERNATIONAL TO EXPLORE STRATEGIC ALTERNATIVES
                          TO MAXIMIZE SHAREHOLDER VALUE

ROSEMONT, IL, OCTOBER 20, 2000 - GALILEO INTERNATIONAL, INC., (NYSE: GLC), announced today that its board of directors has authorized management to explore strategic alternatives for the company designed to maximize shareholder value. Such alternatives include, but are not limited to, a leveraged buyout or sale to a strategic buyer. The company said that there is no assurance that any transaction will be completed. The board has begun the search for a financial advisor to explore and evaluate possible alternatives, and anticipates naming one shortly. (Photo: http://www.newscom.com/cgi-bin/prnh/20000208/GALILEO)

"Galileo International has always been focused on enhancing shareholder value," said James E. Barlett, chairman, president and CEO. "We do not believe that the public market is appropriately valuing our consistent financial performance, cash flow generation and excellent growth prospects. Our board of directors has agreed that it is in the best interest of shareholders that we evaluate all options in order to deliver increased shareholder value."

The company does not intend to make any further information available regarding the progress of this strategic initiative except in accordance with applicable securities laws.

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Page 2, Galileo to Explore Strategic Alternatives to Maximize Shareholder Value
October 20, 2000

Galileo International is one of the world's leading providers of electronic global distribution services for the travel industry. The company provides travel agencies, corporate travel managers and Internet users with the ability to book travel by accessing schedule, availability and pricing information. Galileo e-enables the travel industry, providing industry-leading technology solutions such as an advanced suite of wireless applications and numerous Internet initiatives. Through its Internet subsidiary, TRIP.com, the mobile business professional can access premier one-stop online travel services and technology solutions from Galileo. Building one of the largest TCP/IP global networks through its subsidiary Quantitude, Galileo is providing advanced telecommunication services for a variety of customers both in the travel industry and beyond. Headquartered in Rosemont, Ill., USA, Galileo International has corporate offices worldwide and operates its state-of-the-art Data Center in Englewood, Colo., USA. To learn more about Galileo International, visit WWW.GALILEO.COM.

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Statements in this report that are not strictly historical, including statements as to plans, objectives and future performance, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We have based these forward-looking statements on our current expectations and projections about future events. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements are subject to risks and uncertainties that could cause actual events or results to differ materially from the events or results expressed or implied by the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements. Risks and uncertainties associated with our forward-looking statements include, but are not limited to: the loss and inability to replace the bookings generated by one or more of our five largest travel agency customers; our ability to effectively execute our sales initiatives in key markets; our sensitivity to general economic conditions and events that affect airline travel and the airlines that participate in our Apollo'r' and Galileo'r' systems; circumstances relating to our investment in technology, including our ability to timely develop and achieve market acceptance of new products; our ability to successfully expand our operations and service offerings in new markets, including the on-line travel market; our ability to manage administrative, technical and operational issues presented by our expansion plans and acquisitions of other businesses; our ability to deliver to Galileo and to outside customers a new, Internet protocol-based network as planned, and for the cost and within the time frame currently estimated; the results of our international operations and expansion into developing and new computerized reservation system ("CRS") markets and other travel distribution channels, governmental approvals, trade and tariff barriers, and political risks; new or different legal or regulatory requirements governing the CRS industry; and natural disasters or other calamities that may cause significant damage to our Data Center facility.